                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                          BLUE RIVER BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                             2003 NOTICE OF ANNUAL
                              SHAREHOLDERS MEETING
                                      AND
                                PROXY STATEMENT

                   (BLUE RIVER BANCSHARES INCORPORATED LOGO)

(BLUE RIVER BANCSHARES INCORPORATED LOGO)

                                                                  April 16, 2003

Dear Shareholder,

         On behalf of our entire Board of Directors, I cordially invite you to attend our annual meeting of shareholders on May 13, 2003. At the meeting, we will review our performance for fiscal year 2002.

         A notice of the meeting and proxy statement follow. You will also find enclosed your proxy voting card and the 2002 Annual Report. I would like to take this opportunity to remind you that your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

         I look forward to seeing you on May 13th.

                                               Sincerely,

                                               /s/ STEVEN R. ABEL
                                               -----------------------
                                               Steven R. Abel
                                               Chairman and CEO

(BLUE RIVER BANCSHARES INCORPORATED LOGO)


                               NOTICE OF THE 2003
                         ANNUAL MEETING OF SHAREHOLDERS


                                                                  April 16, 2003

         The annual meeting of shareholders of Blue River Bancshares, Inc. will be held on May 13, 2003, at 11:00 a.m., local time, at Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana, to consider and take action on the following matters:

         1. Election of three directors to serve a three year term expiring in 2006,

         2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for fiscal year 2003, and

         3. Transaction of any other business that is properly raised at the meeting.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE TWO PROPOSALS.


Shelbyville, Indiana                           /s/ D. WARREN ROBISON
                                               ----------------------------
                                               D. Warren Robison
                                               Secretary

                                TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
ANNUAL MEETING INFORMATION ..........................................................    1
     Why did I receive this proxy statement? ........................................    1
     Who will solicit the proxies and who is paying for them? .......................    1
     What will occur at the annual meeting? .........................................    1
     How many votes are necessary to elect the nominees for director? ...............    2
     What if a nominee is unwilling or unable to stand for election? ................    2
     How many votes are necessary to approve the other matters? .....................    3
     If my shares are held in "street name" by my broker, will my broker vote my
     shares for me ..................................................................    3
     Who will count the votes? ......................................................    3
     How do I vote if I'm not planning to attend the annual meeting? ................    3
     What if I want to change my vote? ..............................................    3
     How do I raise an issue for discussion at the annual meeting? ..................    3
     Where can I find the voting results of the meeting? ............................    4

PROPOSAL ONE -- ELECTION OF DIRECTORS ...............................................    4

PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS .................    5

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION .............................    6
     DIRECTORS OF THE COMPANY .......................................................    6
          Who is on our Board of Directors? .........................................    6
          How is our Board of Directors Paid? .......................................    9
     EXECUTIVE OFFICERS OF THE COMPANY ..............................................   10
          Who are our Executive Officers? ...........................................   10
          How are our Executive Officers Paid? ......................................   11
     REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS .................   16
          Who determines how much the executive officers are paid? ..................   16
          What are our goals, policies, and objectives? .............................   16
     REPORT OF THE AUDIT COMMITTEE ..................................................   18
          Why are we receiving this report? .........................................   18
          Who are the members of the Audit Committee? ...............................   18
          Has the Audit Committee reviewed the Company financial statements? ........   18
          What are the auditor fees for 2002? .......................................   18
     SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS ...............   20
          How much stock do our Executive Officers and Directors own? ...............   20
     RELATED PARTY TRANSACTIONS .....................................................   21

GLOSSARY ............................................................................   23

                          BLUE RIVER BANCSHARES, INC.
                           29 East Washington Street
                           Shelbyville, Indiana 46176

                                PROXY STATEMENT

                           ANNUAL MEETING INFORMATION

     This proxy statement contains information related to the annual meeting of shareholders of Blue River Bancshares, Inc. to be held on May 13, 2003, beginning at 11:00 a.m., at Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana, and at any postponements or adjournments thereof. The proxy statement was prepared under the direction of the Company's Board of Directors to solicit your proxy for use at the annual meeting. This proxy statement and form of proxy were first mailed to shareholders on or about April 16, 2003.

     As of the close of business on March 31, 2003, the record date for determining shareholders entitled to notice of and to vote at the annual meeting, we had a total of 2,406,150 shares of common stock issued and outstanding.

WHY DID I RECEIVE THIS PROXY STATEMENT?

     On April 16, 2003, we began mailing this proxy statement to everyone who was a shareholder as of March 31, 2003. We prepare a proxy statement each year to let our shareholders know when and where we will hold our annual meeting of shareholders.

     More importantly, this proxy statement

         o includes detailed information about the matters that will be discussed and voted on at the meeting, and

         o provides you with updated information about the Company that you will need to consider in order to make an informed decision at the meeting.

WHO WILL SOLICIT THE PROXIES AND WHO IS PAYING FOR THEM?

     The cost of soliciting proxies will be borne by the Company. In addition to use of mail, proxies may be solicited personally or by telephone by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock and will reimburse them for the cost of forwarding the material.

WHAT WILL OCCUR AT THE ANNUAL MEETING?

     First, we will determine whether enough shareholders are present at the meeting to conduct business. A shareholder will be deemed to be "present" at the meeting if the shareholder

         o        is present in person, or

         o is not present in person but has voted by proxy card prior to the meeting.

A "quorum" is the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares. There must be a quorum for the meeting to be held. If we do not have a quorum, then we will adjourn the meeting. The date upon which the meeting will be reconvened will be announced at the meeting.

         If there are enough shareholders present at the meeting, then we will vote on the following:

         o Election of three directors to serve a three year term expiring in 2006,

         o Ratification of the appointment of Deloitte & Touche LLP as independent auditors for fiscal year 2003, and

         o Transaction of any other business that is properly raised at the meeting.

         On each proposal, you are entitled to one vote for each share of stock that you own. Cumulative voting is not permitted.

         Each of the proposals has been approved by our Board of Directors. The Board of Directors is now soliciting your vote for each of the proposals.

         After each proposal has been voted on at the meeting we will discuss and take action on any other matter that is properly brought before the meeting. Finally, some of our officers will report on our recent financial results and our current operations.

         The members of the Board of Directors recommend that you vote FOR each of the proposals.

HOW MANY VOTES ARE NECESSARY TO ELECT THE NOMINEES FOR DIRECTOR?

         The director nominees will be elected by a plurality of the votes cast at the annual meeting. A plurality is generally defined as the excess of the votes cast in favor of a director nominee over those cast in favor of any other nominee, but not less than a majority of the votes cast.

WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO STAND FOR ELECTION?

         Each of the persons nominated for election has agreed to stand for election. However, if unexpected events arise which cause one or more of them to be unable to stand for election, then either

            o the Board of Directors can vote at the meeting to reduce the size of the Board of Directors, or

            o the Board of Directors may, during the meeting, nominate another person for director.

         Your vote is completely confidential.

         It is important for you to understand that if our Board of Directors nominates someone at the meeting, the person to whom you have given your proxy will be able to use his or her discretion to vote on your behalf for the candidate of his or her choice.

HOW MANY VOTES ARE NECESSARY TO APPROVE THE OTHER MATTERS?

         The holders of a majority of the shares having voting power present at the meeting (in person or by proxy) must vote for these proposals in order for them to pass. On these proposals, you may vote "for," "against" or "abstain." Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast. Broker non-votes will not affect the outcome of a vote on a particular matter.

IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

         You should instruct your broker to vote your shares by following the directions your broker provides. If you fail to instruct your broker to vote your shares, your broker will be entitled to vote your shares on each of the proposals and any other matters presented at the meeting.

WHO WILL COUNT THE VOTES?

         Tellers appointed at the annual meeting will count the votes cast by proxy or in person.

HOW DO I VOTE IF I AM NOT PLANNING TO ATTEND THE ANNUAL MEETING?

         Mark, sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your proxies will vote:

         o        FOR the persons nominated for election as directors, and

         o FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2003.

WHAT IF I WANT TO CHANGE MY VOTE?

         You can revoke your vote on a proposal any time before the meeting for any reason. To revoke your proxy before the meeting,

         o write to our Secretary at 29 East Washington Street, Shelbyville, Indiana 46176,

         o submit another properly signed proxy with a more recent date, or

         o        vote in person at the meeting.

HOW DO I RAISE AN ISSUE FOR DISCUSSION AT THE ANNUAL MEETING?

         Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by the Company not later than December 16, 2003. If the Company does not receive notice of any other matter that a shareholder wishes to raise at the annual meeting in 2004 by 120 days prior to the meeting and a matter is raised at that meeting, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Secretary.

         If a shareholder raises a matter at the meeting that requires a shareholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

         We will announce the voting results at the meeting and in our quarterly report on Form 10-QSB for the second quarter of 2003.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

         Three directors will be elected at the annual meeting. Directors will serve a three-year term until the 2006 annual meeting and the election and qualification of their successor or until their earlier resignation, removal or death.

         This year's nominees for election to the Board of Directors are as follows:

                            ------------------------

                                 Steven R. Abel
                              Director since 1997
                                     Age 53

                            ------------------------

         STEVEN R. ABEL (Chairman of the Board, Director). Mr. Abel is a licensed real estate appraiser for and owner of Hoosier Appraisal Service, Inc., a real estate appraisal and consulting firm located in Shelbyville, Indiana. Prior thereto, Mr. Abel was a banker for eighteen years. He served as a Vice President of Fifth Third Bank of Central Indiana and its predecessor, the New Palestine Bank, and served on their respective senior management teams. His banking career began in 1974 with Central Indiana Bank, Shelbyville, Indiana, where he was a Vice President and Senior Lending Officer. Mr. Abel also owns and operates a farm in northern Shelby County.

                           ------------------------

                               Wendell L. Bernard
                              Director since 1998
                                     Age 58

                            ------------------------

         WENDELL L. BERNARD (Director). Mr. Bernard owns and operates Bernard Realty, Inc. located in Shelbyville, Indiana, an agency he founded in 1982. He is the former Director and Vice President of Finance of Williams Industries, Inc., a manufacturing company located in Shelbyville, Indiana. He worked there for nineteen years until 1997. Mr. Bernard is a member of the Shelby County Chamber of Commerce.

                            ------------------------

                              Russell Breeden, III
                              Director since 2002
                                     Age 53

                            ------------------------

         RUSSELL BREEDEN, III (Director). Mr. Breeden is a private investor, who focuses his investments in community based financial institutions. Since 1993, Mr. Breeden has been a member of the executive team of four community banks. Mr. Breeden was President and Vice Chairman of Harrington Bank, a $450 million thrift located in Richmond, Indiana. In addition, Mr. Breeden was Chairman of the Board of Directors and Chief Executive Officer of Community First Financial Group, Inc., a $400 million multi-bank holding company with two banks located in Indiana and one in California. Mr. Breeden spent 20 years, from 1973 to 1993, with Raffensperger, Hughes and Co., Inc., an investment banking firm located in Indianapolis, Indiana. He served as its President and Chief Executive Officer during the last three years of his tenure with that firm. Also, he is a member of the investment council at the Eiteljorg Museum and a member of the Indiana Bond Bank Board of Directors. Mr. Breeden has been nominated pursuant to an agreement with the Company. See "Related Party Transactions - Change in Control of the Company."

         Our Board of Directors recommends that you vote FOR the election of Messrs. Abel, Bernard and Breeden as Directors for a term ending in 2006.

         PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Our Audit Committee of the Board of Directors, has selected Deloitte & Touche LLP to serve as our independent auditors for the 2003 fiscal year and the Board of Directors is soliciting your ratification of that selection.

         A representative of Deloitte & Touche LLP will be present at the meeting. He will have an opportunity to make a statement and will be available to respond to appropriate questions. Your ratification of our Audit Committee's selection of Deloitte & Touche LLP is not necessary because our Audit Committee has the sole responsibility for selection of our independent auditors. However, the Audit Committee will take your vote on this proposal into consideration when selecting our independent auditors in the future.

         Our Board of Directors recommends a vote FOR the proposal to ratify the Audit Committee's selection of Deloitte & Touche LLP as our independent auditors for 2003.

            OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION


DIRECTORS OF THE COMPANY

WHO IS ON OUR BOARD OF DIRECTORS?

         The directors, including nominees, and executive officers of the Company are listed in the table below. Each director serves a term of three years and until the election and qualification of his successor or the earlier of their resignation, removal or death.

     NAME                     AGE                      OFFICE AND BUSINESS EXPERIENCE
     ----                     ---                      ------------------------------
Steven R. Abel ..............  53      Chief Executive Officer since June 2000; Interim President from
                                       June to October 2000; President and Chief Executive Officer of
                                       the Bank from July to October 2000; Chairman of the Board of
                                       Directors of the Company since August 1997; Director since March
                                       1997 (term expires 2003); Chairman and Director of the Bank since
                                       June 1998; President and Treasurer from March 1997 to August
                                       1997; President and owner of Hoosier Appraisal Service, Inc.
                                       since March 2000; Licensed real estate appraiser since 1992;
                                       Co-owner of Shelby Travel Center since October 2000.

Lawrence T. Toombs .......... 58       President of the Company and President and Chief Executive
                                       Officer of the Bank since October 2000; Director of the Company and the Bank since October 2000 (term expires 2005); President of Pyramid Business Consultants, LLC, consultants to financial institutions from 1993 to 2000; Merchants National Bank and
                                       National City Bank Indiana from 1970 to 1992.

D. Warren Robison ........... 37       Senior Vice President since September 1998; Secretary since
                                       August 1997; Director since March 1997 (term expires 2004);
                                       Director of the Bank since June 1998; Vice President and
                                       Treasurer from August 1997 to June 1998; President and sole shareholder of Hoosier Appraisal Service, Inc. until March
                                       2000; licensed real estate appraiser since 1992; President of Hale Abstract Company, Inc., a title company, since
                                       March 2000; Vice President of Hale Abstract Company, Inc.
                                       from July 1992 to March 2000.

Wendell L.  Bernard .........  58      Director since June 1998 (term expires 2003); Director of the
                                       Bank since June 1998; Owner and operator of Bernard Realty, Inc.
                                       located in Shelbyville, Indiana; Director and Vice President of
                                       Finance of Williams Industries, Inc., a manufacturing company, until 1997.

Russell Breeden, III ........ 53       Director since September 2002 (term expires 2003); Director of the Bank since September 2002; President and Vice Chairman of
                                       Harrington Bank (Richmond, Indiana) from 1999 to 2002; Chairman and Chief Executive Officer of Community First Financial Group,
                                       Inc. from 1993 to 2001; Employed by Raffensperger, Hughes and Co.
                                       Inc., an investment banking firm located in Indianapolis, Indiana,

     NAME                     AGE                      OFFICE AND BUSINESS EXPERIENCE
     ----                     ---                      ------------------------------
                                       from 1973 to 1993, President and Chief Executive Officer in the
                                       last three years of his tenure there.

Peter G.  DePrez ............ 55       Director since May 1999 (term expires 2005); Director of the Bank since January 1999; Attorney; Advisory Board Member of National
                                       City Bank (Shelby County) until 1998; Director and Officer of
                                       Shelbyville Newspapers, Inc. until 1999.

Wayne C. Ramsey ............. 56       Director since September 2002 (term expires 2005); Vice President of Lynch & Associates, investment advisors located in Evansville,
                                       Indiana, since 2000; Independent investor in banks and thrifts since 1993.

Ralph W. Van Natta .......... 73       Director since June 1998 (term expires 2004); Director of the
                                       Bank since June 1998; Owner and operator of Shelby Travel Center located in Shelbyville, Indiana until October 2000.

Michael J.  Vaught .......... 55       Director since May 2001(term expires 2004); Director of the
                                       Bank since 2000; President of Economy Oil Corporation, Vaught Oil
                                       Company and Eastside Express Car Wash since 1984; Treasurer of the
                                       Blue River Foundation; Trustee of Shelbyville Central School Board;
                                       Director of the W.S. Major Hospital Foundation since 1966; Advisory
                                       Board Member of National City Bank (Shelby County) until 1998.


         Board Committees and Meeting Attendance. The Board of Directors had the following four committees in 2002: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. Committees report their actions to the full Board at the Board's next regular meeting. A description of the duties of each committee follows the table below.

                  2002 COMMITTEE MEMBERSHIP AND MEETINGS HELD

NAME                                         EXECUTIVE     AUDIT     COMPENSATION     NOMINATING
----                                         ---------     -----     ------------     ----------
Steven R. Abel ............................      *                                        *
Lawrence T. Toombs ........................      /
Wendell L. Bernard ........................                  *
Russell Breeden, III ......................     **
Peter G. DePrez ...........................                               /
D. Warren Robison .........................      /           /            *               /
Ralph W. Van Natta ........................                  /            /
Michael J. Vaught .........................                                               /
No. of Meetings in Fiscal 2002*** .........     9           12            4               1

----------
 /       Member

 *       Chairperson

** Mr. Abel served as Chairperson of the Executive Committee from January 2002 through August 2002. Mr. Breeden was elected Chairperson of the Executive Committee on September 19, 2002.

*** The Board held 17 meetings in 2002. No director attended fewer than 75% of all meetings of the Board of Directors held during the period for which that person has been a director and committees of the Board of Directors held during the period for which that person served.

         Executive Committee

                  o When the Board is not in session, has all of the power and authority of the Board except under certain circumstances.

         Audit Committee

                  o Examines the activities of the Company's independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures.

                  o Reviews the Company's accounting policies and the objectivity of its financial reporting.

                  o Considers annually the qualifications, performance and independence of the Company's independent auditors and the scope of their audit and makes determinations as to their selection and termination.

                  o Receives reports from the internal auditors and reviews the scope of the internal audit program.

                  o Reviews the Company's affairs relating to compliance, conflict of interest, ethics and the investigation of misconduct or fraud.

                  o Reviews with management and the independent auditors the annual and quarterly financial statements of the Company, earnings press releases, material changes in accounting principles or practices used in preparing the financial statements and the items required by Statement of Auditing Standards 61 as in effect at that time in the case of the annual statements and Statement of Auditing Standards 71 as in effect at that time in the case of the quarterly statements.

                  o Recommends to the Board of Directors whether the financial statements should be included in the annual report on Form 10-KSB.

         Compensation Committee

                  o Establishes executive compensation policies and programs.

                  o Recommends to the Board of Directors the base salaries for executive officers.

                  o Reviews the Company's management development and succession planning policies.

                  o Administers the Company's stock option plans and employee bonus plan.

         Nominating Committee

                  o Reviews the qualifications of persons eligible to stand for election as directors and makes recommendations to the Board on this matter.

                  o Considers as nominees for director qualified persons recommended by directors, management and shareholders. The Nominating Committee also considers proposals from shareholders for any new business. Written recommendations for director nominees and proposals for any new business should be delivered to the Secretary, Blue River Bancshares, Inc., 29 East Washington Street, Shelbyville, Indiana 46176. Any shareholder desiring to make a nomination for director or a proposal for any new business must notify the Secretary of the Company 120 days prior to the meeting. Notification must include certain information detailed in the Company's Articles of Incorporation.

HOW IS OUR BOARD OF DIRECTORS PAID?

         A director who is an officer or employee of the Company or its subsidiaries is not compensated for serving on the Board of Directors or its committees other than his normal salary. Non-employee directors may receive:

         o        $1,200 attendance fee per month,

         o        $300 per month for chairing a committee,

         o $10,218 total amount of health, life and disability insurance premiums paid for directors Abel, Bernard, Breeden and DePrez, and

         o        grant of nonqualified stock options.

         The 2000 Directors' Stock Option Plan. The Board of Directors of the Company adopted, with the approval of shareholders, a nonqualified stock option plan which currently provides for the grant of nonqualified stock options to those individuals who serve as Directors of the Company or any of its subsidiaries, including the Bank (the "2000 Directors' Stock Option Plan"). Nonqualified stock options were granted to Directors previously under the 1997 Directors' Stock Option Plan (the "1997 Directors' Stock Option Plan").

         The 2000 Directors' Stock Option Plan provides for the grant of nonqualified stock options with an exercise price per share of the greater of $8.27 per share or the fair market value of a share on the date of grant. The maximum number of shares to be issued under the 2000 Director's Stock Option Plan shall not exceed 122,000 less the number of shares that may be or have been purchased under the 1997 Directors' Stock Option Plan. As of the date of this proxy statement, options for 1,750 shares of common stock are outstanding under the 2000 Directors' Stock Option Plan. As of the date of this proxy statement, a total of 60,650 shares are available for future stock option grants under the 2000 and 1997 Directors' Stock Option Plans. Options granted under the 2000 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted, (ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. No option will be granted under the 2000 Directors' Stock Option Plan after March 27, 2010. In the future, an individual will become eligible to receive grants of options under the 2000 Directors' Stock Option Plan upon his election to a qualifying board of directors but will not receive additional options because he is a member of more than one such board.

         The 1997 Directors' Stock Option Plan. The 1997 Directors' Stock Option Plan provided for the grant of nonqualified stock options with an exercise price per share of the greater of $12.00 per share or the fair market value of a share on the date of grant. A total of 100,000 shares of common stock were reserved for issuance under the 1997 Directors' Stock Option Plan. As of the date of this proxy statement, options for 59,600 shares of common stock are outstanding under the 1997 Directors' Stock Option Plan. As of the date of this proxy statement, a total of 60,650 shares are available for future stock option grants under the 2000 and 1997 Directors' Stock Option Plans. Options granted under the 1997 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted, (ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. The Compensation Committee does not intend to make grants of additional options under the 1997 Directors' Stock Option Plan.

EXECUTIVE OFFICERS OF THE COMPANY

WHO ARE OUR EXECUTIVE OFFICERS?

NAME                        AGE        OFFICE AND BUSINESS EXPERIENCE
----                        ---        ------------------------------
Steven R. Abel               53        See Mr. Abel's biography in the section entitled "Who is on our
                                       Board of Directors?"

Lawrence T. Toombs           58        See Mr. Toombs' biography in the section entitled "Who is on our
                                       Board of Directors?"

D. Warren Robison            37        See Mr. Robison's biography in the section entitled "Who is on our
                                       Board of Directors?"

Patrice Lima                 48        Vice President and Controller since July 2002; Senior Vice President and Chief Financial officer of the Bank since July 2002; Vice
                                       President and Controller of the Bank from January 2000 to July 2002;
                                       Vice President and Controller, Libertyville Bank & Trust Corp.,
                                       Libertyville, Illinois; Senior accounting, management and operational management positions, First Colonial Bank, Northwest Niles, Illinois.

Randy Collier                42        Executive Vice President since October 2002; Executive Vice
                                       President and Chief Credit Officer of the Bank since October 2002;
                                       Senior Lender, Key Bank, Indianapolis, Indiana from January 2002 to
                                       October 2002; President, Harrington Bank, Indianapolis, Indiana
                                       from August 1999 to October 2002; Multiple lending functions with
                                       National City Bank, Merchants National Bank and American Fletcher
                                       National Bank, Indianapolis, Indiana from October 1986 to August 1999.

HOW ARE OUR EXECUTIVE OFFICERS PAID?

 Summary Compensation Table

                                                                         SHARES
                                                                       UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR        SALARY       BONUS        OPTIONS     COMPENSATION
---------------------------        ----     ------------    -----      ----------    ------------
Steven R. Abel                     2002           -0-         -0-          -0-       $  36,226(1)
Chairman and                       2001     $  15,865(2)      -0-          -0-          33,120(3)
Chief Executive Officer            2000        44,800(4)      -0-          -0-          17,112(5)

Lawrence T. Toombs                 2002     $ 104,615         -0-       20,000       $  11,163(6)
President                          2001       100,000         -0-          -0-          12,649(6)
                                   2000        34,038(7)      -0-       15,000          35,115(8)

Randy Collier                      2002     $  27,462(9)    $ 217       17,500       $     -0-
Executive Vice President

---------
Notes to Summary Compensation Table:

         These were our most highly paid executive officers in 2002. These officers are referred to in this proxy statement as our "Named Executive Officers."

(1)      Includes $33,000 in directors fees and $3,226 in insurance premiums.

(2) Mr. Abel received a salary as Chairman of the Board from January 1, 2001 through March 9, 2001.

(3)      Includes $27,125 in directors fees and $5,995 in insurance premiums.

(4) The Board of Directors appointed Mr. Abel to assume the duties of President and Chief Executive Officer on June 28, 2000 pending the results of an internal investigation involving the former President and CEO, Robert C. Reed. On July 25, 2000, the Board of Directors appointed Mr. Abel Acting President and Chief Executive Officer following the termination of Mr. Reed's employment. Mr. Abel's annual salary in 2000 was $91,000 beginning on June 27, 2000.

(5) Includes $10,500 received by Mr. Abel in directors fees as the Chairman and as a director of the Company. Beginning on August 1, 2000, Mr. Abel did not receive any directors fees as the Chairman and as a director of the Company as he was receiving a salary as the acting CEO of the Bank.

(6)      Includes insurance premiums and 401(k) employer matching contributions.

(7) Mr. Toombs was the Executive Vice President until February 16, 2000 when he voluntarily resigned his position. Mr. Toombs was hired on July 21, 2000 as a consultant following the termination of Mr. Reed's employment. On September 26, 2000, the Board of Directors appointed Mr. Toombs as President. Mr. Toombs' annual salary in 2000 as President was $100,000 beginning on October 2, 2000.

(8) Includes $13,762 in severance pay, and $21,353 received by Mr. Toombs as a consultant to the Company.

(9) Mr. Collier was hired in October of 2002 with an annual salary of $127,500.

STOCK OPTIONS

Option Grants in 2002

         The following table summarizes certain information concerning stock options granted in 2002 to the Named Executive Officers.

                       Number of Shares      Percent of Total
                          Underlying        Options Granted to
                          Options                Employees          Exercise         Expiration
Name                      Granted                in 2002              Price             Date
----                   ----------------     -------------------     --------     ----------------
Lawrence T. Toombs        20,000                    29%               $4.75         July 31, 2012

Randy Collier             17,500                    25%               $4.75      October 31, 2012


         None of the Named Executive Officers exercised any options during 2002.

Aggregate Option Exercises in 2002 and Year-End Option Values

         The following table summarizes certain information concerning stock options exercised by the Named Executive Officers and the fiscal year-end value of unexercised options.

                         Shares                       Number of Unexercised            Value of Unexercised
                        Acquired                            Options at                In-the-Money Options at
                           On         Value             December 31, 2002              December 31, 2002 (1)
Name                    Exercise     Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
----                    --------     --------     -----------     -------------     -----------     -------------
Steven R. Abel             -0-          -0-         27,400               -0-          $   -0-          $   -0-
Lawrence T. Toombs         -0-          -0-         19,000            16,000          $   -0-          $   -0-
Randy Collier              -0-          -0-          3,500            14,000          $   -0-          $   -0-

(1) Value per share is calculated by subtracting the exercise price from the closing price of $4.18 per share on December 31, 2002 as reported on the NASDAQ SmallCap Market.

Equity Compensation Plan Information

-------------------------     --------------------------     -------------------------     -------------------------
Plan category                 Number of securities to be     Weighted-average exercise     Number of securities
                              issued upon exercise of        price of outstanding          remaining available for
                              outstanding options,           options, warrants and         future issuance under
                              warrants and rights            rights                        equity compensation plans
                                                                                           (excluding securities
                                                                                           reflected in column (a))
                                      (a)                              (b)                           (c)
-------------------------     --------------------------     -------------------------     -------------------------
Equity compensation plans            146,350                         $8.26                         78,650
approved by security
holders
-------------------------     --------------------------     -------------------------     -------------------------
Equity compensation plans                -0-                           -0-                            -0-
not approved by security
holders
-------------------------     --------------------------     -------------------------     -------------------------
Total                                146,350                         $8.26                         78,650
-------------------------     --------------------------     -------------------------     -------------------------

         Employment Contract with Named Executive Officer. The Boards of Directors of the Company and the Bank have each approved a three year employment contract with its President, Lawrence T. Toombs, effective August, 2002. Unless further extended, these contracts will expire on August 2, 2005. Mr. Toombs receives his current salary under these contracts, which salary is subject to increases approved by the independent members of the Boards of Directors. The contracts also provide, among other things, for the participation in other fringe benefits and benefit plans available to the Company employees. Mr. Toombs may terminate his employment upon 60 days' written notice to the Company. The Company may discharge Mr. Toombs "for cause" (as defined in the contracts) at any time or upon the occurrence of certain events specified in the contracts. Upon termination of Mr. Toombs employment by the Company for other than cause or in the event of termination by Mr. Toombs "for cause" (as defined in the contracts), Mr. Toombs will receive his base compensation under the contract for the remaining term of the contract and will continue to participate in the Company's employee benefit plans or receive comparable benefits.

         Change In Control Agreement With Named Executive Officer. The Boards of Directors of the Company and Shelby County Bank have each approved a change in control agreement with Mr. Collier, which provides that Mr. Collier will be provided with a two year employment term following a change in control. These agreements will not be effective until a change in control of the Company occurs. Following a change in control, Mr. Collier will receive a minimum salary of $127,500 during the term of his employment, which salary will be subject to increases approved by the Board of Directors. The change in control agreements also provide among other things, for participation in other fringe benefits and benefit plans available to executive officers of the Company. Mr. Collier could terminate his employment upon three months written notice to the Company. If his position changes or the location of the Company offices are moved more than thirty-five miles from its current location. The Company could discharge Mr. Collier if he becomes disabled, if he dies or "for cause" (as defined in the change in control agreements). If Mr. Collier terminates his employment as described in the change in control agreement, Mr. Collier will receive his remaining aggregate cash compensation for the term of the change in control agreement in a single lump sum. If the Company terminates Mr. Collier's employment due to a disability, Mr. Collier will continue to receive his salary for the remainder of the term of the change in control agreements. If the Company terminates Mr. Collier's employment "for cause" (as defined in the change in control agreements), Mr. Collier will not receive any additional payments following the date of his termination. If Mr. Collier's employment is terminated due to his death, his beneficiary will receive payment for the remainder of the term equal to 50% of his salary. The change in control agreements also contains non-disclosure, non-solicitation and non-competition restrictions.

         2002 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "2002 Employee Stock Option Plan"). The 2002 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries, including the Bank. The exercise price per share for all options granted under the 2002 Employee Stock Option Plan will not be less than the fair market value of a share on the date of grant. No option will be granted under the 2002 Employee Stock Option Plan after March 25, 2012. The 2002 Employee Stock Option Plan was approved by the shareholders of the Company.

         Options may be granted under the 2002 Employee Stock Option Plan only to officers and other key employees who are in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 2002 Employee Stock Option Plan.

         Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

         The maximum number of shares to be issued under the 2002 Employee Stock Option Plan shall not exceed 103,000 less the number of shares that may be or already have been purchased under the 2000 and 1997 Employee Stock Option Plans. As of the date of this proxy statement, options for 69,000 of common stock are outstanding under the 2002 Employee Stock Option Plan. As of the date of this proxy statement, a total of 18,000 shares are available for future stock option grants under the Employee Stock Option Plans.

         2000 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "2000 Employee Stock Option Plan"). The 2000 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries, including the Bank. The exercise price per share for all options granted under the 2000 Employee Stock Option Plan will not be less than the greater of $8.27 or the fair market value of a share on the date of grant. No option will be granted under the 2000 Employee Stock Option Plan after March 27, 2010. The 2000 Employee Stock Option Plan was approved by the shareholders of the Company.

         Options may be granted under the 2000 Employee Stock Option Plan only to officers and other key employees who are in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 2000 Employee Stock Option Plan.

         Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

         The maximum number of shares to be issued under the 2000 Employee Stock Option Plan shall not exceed 103,000 less the number of shares that may be or already have been purchased under the 1997 Employee Stock option Plans. As of the date of this proxy statement, options for 15,000 shares of common stock are outstanding under the 2000 Employee Stock Option Plan. As of the date of this proxy statement, a total of 18,000 shares are available for future stock option grants under the Employee Stock Option Plans.

         1997 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provided for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "1997 Employee Stock Option Plan"). The 1997 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries, including the Bank. The exercise price per share for all options granted under the 1997 Employee Stock Option Plan will not be less than the greater of $12.00 per share or the fair market value of a share on the date of grant. No option will be granted under the 1997 Employee Stock Option Plan after August 27, 2007. The 1997 Employee Stock Option Plan was approved by the shareholders of the Company.

         Options were granted under the 1997 Employee Stock Option Plan only to officers and other key employees in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 1997 Employee Stock Option Plan.

         Options are exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

         A total of 50,000 shares of common stock were reserved for issuance under the 1997 Employee Stock Option Plan. As of the date of this proxy statement, options for 1,000 shares of common stock are outstanding under the 1997 Employee Stock Option Plan. As of the date of this proxy statement, a total of 18,000 shares are available for future stock option grants under the Employee Stock Option Plans.

         Employee Stock Purchase Plan. The Board of Directors of the Company adopted the Blue River Bancshares, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") which provides employees of the Company and its designated subsidiaries with an opportunity to purchase Company common stock. The Employee Stock Purchase Plan was approved by the shareholders of the Company. A total of 50,000 shares of common stock were reserved for issuance under the Employee Stock Purchase Plan. The Company has not implemented the Employee Stock Purchase Plan. Under the Employee Stock Purchase Plan, all regular employees of the Company for 90 or more continuous days are eligible participants on the next plan entry date. An employee who has satisfied this eligibility requirement may participate in the Employee Stock Purchase Plan by authorizing payroll deductions that may not exceed 10% of an employee's compensation for the period during which the Company makes each offer to purchase under the Employee Stock Option Plan.

         Each employee who has elected to participate is automatically granted an option to purchase shares of common stock beginning on his or her plan entry date. The shares of common stock may be purchased under the Employee Stock Purchase Plan at a price not less than 90% of the fair market value of the common stock on the last trading day of the purchase period.

         Savings Plan. The Blue River Bancshares, Inc. 401(k) Profit Sharing Plan (the "Savings Plan") is a qualified salary reduction plan within the meaning of Section 401(k) of the Code. Under the Savings Plan, all regular employees of the Company and its affiliates are eligible participants under the Savings Plan on the next plan entry date (as defined). An employee who has satisfied this eligibility requirement may participate in the Savings Plan by directing his or her employer to make before-tax salary reduction contributions to the Savings Plan. Contributions may be directed in any integral percentage between 1% and 15% of the employee's basic compensation (as defined) subject to an annual dollar limitation under the Code (currently $12,000). Before-tax salary reduction contributions are fully vested at all times and are invested by participants in investment funds made available by Shelby County Bank, the trustee of the Savings Plan.

         The Company may also make contributions to the Savings Plan, as determined in its sole discretion. If the Company elects to do so, it will contribute a percentage of the salary reduction contributions the participants made that year. Further, the Company, in its discretion, may make a profit sharing contribution to the Savings Plan irrespective of whether the Company has any current or accumulated net profits. Prior to the retirement or death or disability of a participant, the amount of the matching contribution account and profit sharing contribution account that will be vested and payable to each participant upon termination of employment will be determined according to the following schedule:

YEARS OF SERVICE                    PERCENTAGE VESTED AND PAYABLE
----------------                    -----------------------------
Less than 1 ...................                 0%
1 .............................                20%
2 .............................                40%
3 .............................                60%
4 .............................                80%
5 or more .....................               100%

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

WHO DETERMINES HOW MUCH THE EXECUTIVE OFFICERS ARE PAID?

         The Compensation Committee establishes and oversees the Company's executive compensation policies and programs. The Compensation Committee also recommends to the Board of Directors base salaries, target bonus levels, actual bonuses, and long-term incentive awards to be paid to executive officers. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

         In 2002, our Compensation Committee was comprised of three directors, one was an officer of the Company, but is not compensated as such. Compensation for each executive officer is determined by the Compensation Committee under the process described in this report. In 2003, the Compensation Committee is comprised of the "independent" members of the Board of Directors (as defined by the proposed listing requirements of Nasdaq).

WHAT ARE OUR GOALS, POLICIES, AND OBJECTIVES?

         The executive compensation program is designed to attract and retain key executives with outstanding abilities and to motivate them to perform to the full extent of their abilities. We believe that executives should have a greater portion of their compensation at risk than other employees, and that executive compensation, as stated above, should be tied to the performance of the business and be aligned with benefits realized by the Company's shareholders.

         Compensation for the Company's executives consists of both cash and equity based opportunities. The annual cash compensation consists of (i) base salary, and (ii) an annual bonus opportunity. Equity based opportunities are provided on a long-term basis under the Company's 2002 Key Employees' Stock Option Plan.

         The Compensation Committee determines base salary ranges for executive officers based upon competitive pay practices in the business in which the Company competes.

         Annually the Compensation Committee reviews actual salaries of executive officers based on judgments of past performance, job duties, scope and responsibilities, and expected future contributions. The most recent past performance is the prime determinant.

         Each year the Compensation Committee reviews business results and the individual performance of each executive officer and determines cash bonus payments.

         2002 Compensation of Chief Executive Officer. The Chief Executive Officer did not receive any compensation for his services as Chief Executive Officer. His compensation as a director of the Company is consistent with that provided to the other Directors of the Company.

         For 2002, the Board of Directors voted against awarding an annual bonus to the executive officers of the Company. A minimal bonus was paid to all executive officers with the exception of the President, under the same terms and conditions as the holiday bonus provided to the employees of the Bank.

         Policy on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the tax deduction to $1,000,000 for compensation paid to the Chief Executive Officer and other Named Executive Officers unless certain requirements are met. One of the requirements is that compensation over $1,000,000 must be based upon attainment of performance goals approved by shareholders. The 2002 Key Employees'

Stock Option Plan was approved by the Company's shareholders and was designed to meet the requirements of Section 162(m) with respect to the stock option deductibility cap.

This Report by:

D. Warren Robison, Chairman
Ralph W. Van Natta
Peter G. DePrez

REPORT OF THE AUDIT COMMITTEE

WHY ARE WE RECEIVING THIS REPORT?

         This report is being provided to inform shareholders of the Audit Committee oversight with respect to the Company's financial reporting. In response to the Sarbanes-Oxley Act of 2002, the Board of Directors adopted a new charter of the Audit Committee on January 27, 2003. A copy of the audit committee charter is attached as Appendix A to this proxy statement.

WHO ARE THE MEMBERS OF THE AUDIT COMMITTEE?

         In 2002, the Audit Committee was comprised of three members of the Board of Directors of the Company. Two of the members of the Audit Committee were independent (as defined in Nasdaq's listing requirements) from management and the Company. One member also served as Secretary and Senior Vice President of the Company but has no active participation in the day-to-day operations of the Company.

         In 2003, the Audit Committee will consist of Messrs. Bernard, Van Natta and Vaught, each of whom is independent as defined under the rules of the Nasdaq Stock Market. Mr. Bernard, who serves as Chairman of the Audit Committee, is an "audit committee financial expert" as defined in recently adopted rules of the Securities and Exchange Commission.

HAS THE AUDIT COMMITTEE REVIEWED THE COMPANY FINANCIAL STATEMENTS?

         The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2002 and the footnotes thereto with management and the independent auditors. In addition, the Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61 relating to the independence of the auditors from the Company.

         The Audit Committee discussed with the Company's auditors the independence of such auditors from management and the Company, and received the written disclosures of and the letter from the auditors to the Company concerning the auditors' independence as required by the Independence Standards Board No. 1, Independence Discussions with Audit Committees. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the nonaudit services provided by Deloitte & Touche LLP were compatible with their independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002 to be filed with the Commission.

WHAT ARE THE AUDITOR FEES FOR 2002?

         Audit fees. The Company paid Deloitte & Touche LLP fees for audit work during the year in the amount of $127,177.

         Financial Information Systems Design and Implementation. The Company did not incur any expenses for information technology consulting services.

         All other fees. The Company paid Deloitte & Touche LLP $31,575 for non-audit related work during the year.

This Report by:

Wendell L. Bernard, Chairman
D. Warren Robison
Ralph W. Van Natta

SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

HOW MUCH STOCK DO OUR EXECUTIVE OFFICERS AND DIRECTORS OWN?

         The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of March 31, 2003 by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's common stock; (ii) each of the Company's directors and the Named Executive Officers; and (iii) all current directors and executive officers as a group.

                                      Number of Shares                                Percentage of
Name                                     Owned(1)          Right to Acquire(2)     Outstanding Shares(3)
----                                  ----------------     -------------------     ---------------------
Steven R. Abel(4)                         16,823                 27,400                   1.82%

Lawrence T. Toombs(5)                     20,934                 19,000                   1.65%

Wendell L. Bernard(6)                     10,500                  2,400                    .54%

Russell Breeden, III(7)(8)               456,671                    -0-                  18.97%

Peter G. DePrez                           13,500                    600                    .59%

Wayne C. Ramsey(7)(9)                    128,012                    -0-                   5.32%

D. Warren Robison(10)                     11,852                 27,400                   1.61%

L. Gene Tanner(7)(11)                     74,806                    -0-                   3.12%

Ralph W. Van Natta(12)                     1,116                  2,400                    .15%

Michael J. Vaught                          4,000                    450                    .18%

Randy Collier                                -0-                  3,500                    .15%

Directors and Executive Officers         738,214                 83,150                  32.99%
as a group (11 persons)(13)

Russell Breeden, III,                    659,489                    -0-                  27.41%
Wayne C. Ramsey and
L. Gene Tanner as a group(14)

(1) Includes shares for which the named person:

         o has sole voting and investment power; or

         o has shared voting and investment power with a spouse.

         Excludes shares that:

         o are restricted stock holdings; or

         o may be acquired through stock option exercises.

(2) Shares that can be acquired by executive officers and directors through stock options exercisable within sixty days of the date of this proxy statement.

(3) Percentage calculated by combining the number of shares owned with the number of shares that can be acquired divided by the number of shares outstanding plus the number of shares listed under the column "Right to Acquire" by such person's name.

(4) Mr. Abel holds 1,000 shares jointly with his spouse. Mr. Abel's spouse holds 5,198 shares individually.

(5) Mr. Toombs holds 11,800 shares jointly with his spouse.

(6) Mr. Bernard holds 4,500 shares jointly with his spouse. Mr. Bernard holds 6,000 shares in the name of Bernard Realty Inc.

(7) Based solely on information provided by such person in a Schedule 13D filed with the Securities and Exchange Commission on February 5, 2003. Included as reporting persons in the filing are Russell Breeden, III, Wayne C. Ramsey and L. Gene Tanner. The reporting persons have sole power to vote and dispose of an aggregate of 659,489 shares.

(8) Mr. Breeden's business address is 20 North Meridian Street, Suite 800A, Indianapolis, IN 46204.

(9) Mr. Ramsey's business address is Lynch & Associates, 10644 Newburgh Road, Newburgh, IN 47630.

(10) Mr. Robison holds 4,160 shares jointly with his spouse. Mr. Robison's spouse holds 2,101 shares individually.

(11) Mr. Tanner's business address is NatCity Investments, 251 North Illinois Street, Indianapolis, Indiana 46204.

(12) Mr. Van Natta holds 697 shares jointly with his spouse.

(13) Includes shares held by Mr. Tanner.

(14) Based solely on information provided by such persons in a Schedule 13D filed with the Securities and Exchange Commission On February 5, 2003, Messrs. Breeden, Ramsey and Tanner are deemed to be a "group" under Section 13(d) of the Securities Exchange Act of 1934.

         Section 16(a) -- Beneficial Ownership Reporting Compliance. Based on our records, we believe that during 2002 our directors and executive officers complied with all Securities and Exchange Commission filing requirements applicable to them.

RELATED PARTY TRANSACTIONS

         Change in Control of the Company. On September 17, 2002, Russell Breeden, III, Wayne C. Ramsey and L. Gene Tanner completed their purchase of 309,889 shares of common stock of the Company. On February 2, 2003, Messrs. Breeden, Ramsey and Tanner and other accredited investors completed their purchase of 546,348 shares of common stock of the Company. The Company issued an aggregate of 35.6% of the outstanding shares of common stock of the Company on a post-transaction basis in connection with the two private placements. Currently, Messrs. Breeden, Ramsey and Tanner have a collective percentage ownership interest of approximately 27.4%. Messrs. Breeden, Ramsey and Tanner and the other accredited investors paid $4.73 per share for the shares acquired from the Company for an aggregate purchase price of approximately $4,050,000. Messrs. Breeden, Ramsey and Tanner acquired such shares with personal funds.

         Pursuant to the Company's agreement with Messrs. Breeden, Ramsey and Tanner, Mr. Breeden was elected to the Board of Directors of the Company for a term ending in 2003. Mr. Breeden was also elected to the Board of Directors of the Bank for a term ending in 2003. Mr. Ramsey was elected to the Board of Directors of the Company for a term ending in 2005. In 2003, Mr. Breeden will be entitled to designate another director of the Company for a three year term. The purchase agreement requires, subject to the fiduciary duties of the Board of Directors, the Company and the Bank to include Mr. Breeden on their respective slates of directors for additional three year terms after Mr. Breeden's initial terms expire.

         Certain Relationships and Related Transactions. It is anticipated that the directors and officers of the Company and the Bank and the companies with which they are associated will have banking and other transactions with the Company and the Bank in the ordinary course of business. It is the Bank's policy that any loans and commitments to lend to such affiliated persons or entities included in such transactions will be made in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness, and will not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. Applicable law and Bank policy generally require that transactions between the Company or the Bank, and any officer, director, principal shareholder or other affiliate of the Company or the Bank will be on terms no less favorable to the Company or the Bank than could be obtained on an arm's-length basis from unaffiliated independent third parties.

         Loans made to directors and executive officers are in compliance with federal banking regulations and are thereby exempt from insider loan prohibitions included in the Sarbanes-Oxley Act of 2002. At December 31, 2002, total loans to directors, executive officers and principal shareholders of the Company were approximately $680,000.

         The following table illustrates the expense of products and services provided to the Company in 2002 from businesses with ownership interests by directors or executive officers.

Director or Executive                                     Expense paid         Service or
Officer                          Company                 by the Company     Product Provided
---------------------     --------------------------     --------------     ----------------
Peter G. DePrez           Brown Linder & DePrez            $  15,322            Legal
D. Warren Robison         Hale Abstract Company                7,404            Title
Steven R. Abel            Hoosier Appraisal Services          18,475            Appraisal
Steven R. Abel            Shelby Travel Center                 3,514            Travel
Michael J. Vaught         Vaught Oil Company                   1,294            Fuel


         The Company and Messrs. Abel and Robison (collectively, the "Founders") are parties to a tax indemnification agreement relating to their respective income tax liabilities associated with the Company. Subject to certain limitations, this tax indemnification agreement generally provides that the Founders, as shareholders of the Company prior to its initial public offering, are indemnified by the Company, and the Company is indemnified by the Founders, with respect to certain federal and state income taxes (plus interest and penalties) shifted between the Founders, on the one hand, and the Company, on the other hand, for taxable years ending either before or after the closing of the offering as a result of adjustments to tax returns of the Founders and the Company.

                                    GLOSSARY


Bank ...........................................        Shelby County Bank, a wholly-owned subsidiary of the Company.

Board or Board of Directors ....................        Board of Directors of Blue River Bancshares, Inc.

Common Stock or Stock or Shares ................        Blue River Bancshares, Inc. Common Stock.

Company ........................................        Blue River Bancshares, Inc.

Named Executive Officer ........................        The Company's executive officers required to be named in the
                                                        "Executive Compensation - Summary Compensation Table" as
                                                        required by the rules and regulations of the SEC.

Proxies ........................................        Wendell L. Bernard and Peter G. DePrez

Securities and Exchange Commission or
SEC or Commission ..............................        The United States Securities and Exchange Commission.

                                                                      APPENDIX A

                           BLUE RIVER BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER

A.       NAME

         There shall be a committee of the Board of Directors of Blue River Bancshares, Inc. (the "Corporation") to be known as the Audit Committee.

B.       PURPOSE

         The Audit Committee, established by resolution of the Board of Directors, shall be directly responsible for the appointment, compensation and oversight over the work of the Corporation's public accountants.

         The Audit Committee shall monitor (1) the integrity of the financial statements of the Corporation; (2) the Corporation's compliance with legal and regulatory requirements; (3) the public accountants' qualifications and independence; and (4) the performance of the Corporation's internal audit function and public accountants.

         The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

C.       COMPOSITION AND MEETINGS

         The Audit Committee shall be comprised of at least three members. Each member of the Audit Committee shall satisfy the independence, experience and financial expertise requirements of the Nasdaq Stock Market and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder. In that regard, all members of the Audit Committee shall be able to read and understand financial statements at the time of their appointment and at least one member of the Audit Committee shall be an "audit committee financial expert" as defined by applicable legislation, regulation and rules. In selecting the audit committee financial expert, the Board shall consider whether a person has:

         (1) an understanding of financial statements and generally accepted accounting principles;

         (2) an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

         (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation's financial statements, or experience actively supervising one or more persons engaged in such activities;

         (4) an understanding of internal controls and procedures for financial reporting; and

         (5)      an understanding of audit committee functions.

         Audit Committee members may not accept any consulting, advisory, or other compensatory fee from the Corporation other than for Board services, and they may not be an affiliate of the Corporation. For purposes of determining whether a person is an affiliate solely by virtue of stock ownership, an Audit

Committee member will be considered an affiliated person of the Corporation if such member owns or controls, directly or indirectly, 20% or more of the Corporation's voting stock, or such other lower threshold as the Securities and Exchange Commission may establish.

         The Board shall appoint the members of the Audit Committee annually. The members of the Audit Committee shall serve until their successors are appointed and qualify, and shall designate the Chairman of the Audit Committee. The Board shall have the power at any time to change the membership of the Audit Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to above. Except as expressly provided in this Charter or the bylaws of the Corporation, or as otherwise provided by law or the rules of the Nasdaq Stock Market, the Audit Committee shall fix its own rules of procedure; provided, however, that a majority of the members of the Audit Committee shall be required to constitute a quorum. Further, the Audit Committee shall meet at least four times annually with authority to convene additional meetings as circumstances require.

D.       COMMITTEE AUTHORITY AND RESPONSIBILITIES

         In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Audit Committee. The following functions are some of the common recurring activities of the Audit Committee in carrying out its oversight responsibility.


         o The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Audit Committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities.

         o The Audit Committee shall meet periodically with management, the internal auditors and the registered public accountants in separate executive sessions in furtherance of its purposes.

         o The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or public accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

         o        The Audit Committee shall make regular reports to the Board.

         o The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         o The Audit Committee shall annually review the Audit Committee's own performance.

         o Recommend to the Board policies for the Corporation's hiring of employees or former employees of the public accountants who were engaged on the Corporation's account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit the CEO, controller, CFO or chief accounting officer to have participated in the Corporation's audit as an employee of the public accountants during the preceding one-year period).

         o Establish procedures for (a) receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (b) the confidential and anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

         o Review with the Corporation's public accountants, the Corporation's financial and accounting personnel and the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable or necessary.

         o Review the internal audit function of the Corporation, including the independence, competence, staffing adequacy and authority of the internal auditor, the reporting relationships among the internal auditor, financial management and the Audit Committee, the internal audit reporting obligations, the proposed internal audit plans for the coming year, and the coordination of such plans with the registered public accountants.

         o Discuss with management and the public accountants any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise materials issues regarding the Corporation's financial statements or accounting policies.

         o Review and approve the appointment, reassignment or dismissal of the director of internal audit.

         o Review and approve the internal audit charter that explains the framework for providing services to management and to the audit committee, including the purpose, responsibility, authority and reporting relationships of the internal audit function.

FINANCIAL REPORTING

         o The Audit Committee shall have the sole authority to appoint or replace the public accountants (subject, if applicable, to shareholder ratification), and shall approve all audit engagement fees and terms and all non-audit engagements with the public accountants. The Audit Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Audit Committee. In its capacity as a committee of the Board, the Audit Committee shall be directly responsible for the oversight of the work of the public accounting firm (including resolution of disagreements between management and the public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the public accounting firm shall report directly to the Audit Committee.

         o Review and discuss with management and the public accountants the Corporation's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, and recommend to the Board whether the audited financial statements should be included in the Corporation's Form 10-KSB.

         o Review and discuss with management and the public accountants the Corporation's quarterly financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations," or similar disclosures, and the matters required to be discussed pursuant to Statement on Auditing Standards No. 71, prior to the filing of its Form 10-QSB, including the results of the registered public accountants' reviews of the quarterly financial statements to the extent applicable.

         o Review and discuss with management and the public accountants, as applicable, (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) any management letter provided by the public accountants and the Corporation's response to that letter; (d) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the public accountants' activities or on access to requested information and management's response thereto; (e) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation; and (f) earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies.

         o Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

         o Obtain and review a report from the public accountants at least annually regarding (a) the registered public accountants' internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the public accountants and the Corporation. Evaluate the qualifications, performance and independence of the public accountants, including a review and evaluation of the lead partner of the registered public accountant and taking into account the opinions of management and the Corporation's internal auditors.

         o Ensure that the lead audit partner of the public accountants and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002, and further consider rotation of the public accountant firm itself.

         o Discuss with the public accountants any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement.

         o Discuss with management and the public accountants any accounting adjustments that were noted or proposed by the registered public accountants but were passed (as immaterial or otherwise).

         o Discuss with the public accountants the internal audit department and its audit plan, responsibilities, budget and staffing.

         o Review disclosures made by the Corporation's principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Corporation's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

         o Review any reports of the registered public accountants mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the registered public accountants any information with respect to illegal acts in accordance with Section 10A.

         o Ensure that the Corporation maintains an internal audit function.

         o Ensure that a going concern qualification in an audit opinion be disclosed to the public through the issuance in a press release no later than seven calendar days following the filing of such opinion in an SEC filing. Prior to such public announcement, the Audit Committee shall ensure that the text of such announcement be provided to the StockWatch section of Nasdaq's MarketWatch Department.

         o        Review and approve all related-party transactions.

         o Discuss with management any second opinions sought from an accounting firm other than the Corporation's public accountants, including the substance and reasons for seeking any such opinion.

         o Discuss with the Corporation's general counsel legal or regulatory matters that may have a material impact on the Corporation's financial statements or its compliance and reporting policies.

         o Review at least annually the exceptions noted in the reports to the Audit Committee by the internal auditors and the public accountants, and the progress made in responding to exceptions.

D.       LIMITATIONS OF AUDIT COMMITTEE'S ROLES

         While the Audit Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the registered public accountants.

PROXY                      BLUE RIVER BANCSHARES, INC.                     PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 13, 2003

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Peter DePrez and Michael J. Vaught, or either of them, as proxies of the undersigned, each with full power of substitution, to represent and to vote, as indicated below, all shares of common stock of Blue River Bancshares, Inc. ("Blue River") which the undersigned is entitled to vote at the 2003 Annual Meeting of Shareholders of Blue River and at any and all adjournments or postponements thereof (the "Shareholders Meeting"), upon the following matters:

Election of Directors. The election as directors of Steven R. Abel, Wendell L. Bernard and Russell Breeden, III, each for a three year term.

                                                          [ ] FOR   [ ] WITHHOLD

INSTRUCTION: To withhold authority to vote for any of the nominees write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

Ratification of Appointment of Independent Auditors. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year 2003.

                                             [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

Other Matters. In their discretion, on such other matters as may properly come before the annual meeting.

                          PLEASE SIGN ON REVERSE SIDE

                          (CONTINUED FROM OTHER SIDE)

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR 2003. ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                                               DATED:                     , 2003
                                                    ---------------------

                                               ---------------------------------
                                                  (Signature of Shareholder)

                                               ---------------------------------
                                                  (Signature of Shareholder)

                                               Please sign exactly as your name
                                               appears on your stock certificate
                                               and on the label placed to the
                                               left. Joint owners should each
                                               sign personally. Trustees,
                                               guardians, executors and others
                                               signing in a representative
                                               capacity should indicate the
                                               capacity in which they sign.